BNC BANCORP

831 Julian Avenue

P.O. Box 1148

Thomasville, North Carolina 27361-1148

(336) 476-9200

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 20, 2003

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of the Stockholders (the “Annual Meeting”) of BNC Bancorp (the “Company”) will be held on May 20, 2003 at 5:30 p.m., local time, at Bank of North Carolina, Kermit Cloniger Operations Center, 833 Julian Avenue, Thomasville, North Carolina 27361.

The Annual Meeting is for the purpose of considering and voting upon the following matters:

1.	To elect three persons who will serve as directors of the Company until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

2.	To ratify the appointment of Dixon Odom PLLC by the Company’s Audit Committee as the independent auditor for the Company for the fiscal year ending December 31, 2003.

3.	To transact any other business as properly comes before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

The Board of Directors has established March 17, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. In the event there are not sufficient shares in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors

W. Swope Montgomery, Jr.

President and Chief Executive Officer

Thomasville, North Carolina

April 18, 2003

You may vote your shares at the Annual Meeting or by mail. You are urged, regardless of the number of shares you hold, to register your proxy promptly by following the instructions on the enclosed proxy card. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience if you choose to vote by mail.

BNC BANCORP

PROXY STATEMENT

2003 ANNUAL MEETING OF STOCKHOLDERS

May 20, 2003

REORGANIZATION OF BANK OF NORTH CAROLINA

Bank of North Carolina’s shareholders approved the reorganization of Bank of North Carolina to holding company form at its special meeting held November 19, 2002 (the “Reorganization”). The Reorganization was completed successfully on December 16, 2002. As a result of the Reorganization, each share of Bank of North Carolina common stock was automatically converted into one share of BNC Bancorp stock. BNC Bancorp is now the sole shareholder of Bank of North Carolina.

Bank of North Carolina continues to hold the stock option plans discussed later and enter into employment contracts with Bank of North Carolina employees. Bank of North Carolina also pays the salaries of the executive officers and directors of BNC Bancorp. BNC Bancorp has assumed Bank of North Carolina’s obligations under the stock option plans.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

This Proxy Statement is being furnished to stockholders of BNC Bancorp (the “Company”) in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies to be used at the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 20, 2003 at 5:30 p.m., local time, at Bank of North Carolina, Kermit Cloniger Operations Center, 833 Julian Avenue, Thomasville, North Carolina 27361, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 18, 2003.

The Company’s principal executive offices are located at 831 Julian Avenue, Thomasville, North Carolina 27361. The telephone number is (336) 476-9200.

Other than the matters listed on the attached Notice of the 2003 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented thereby in accordance with their best judgment on any other business properly brought before the Annual Meeting or any adjournments thereof.

Revocability of Proxy

A mailed proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If you are a beneficial owner of shares of the Company’s common stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

The cost of solicitation of proxies on behalf of the Board of Directors will be paid by the Company. In addition to the use of the mail, proxies may be solicited personally by directors, officers, and regular employees of the Company and its wholly owned commercial bank subsidiary, Bank of North Carolina, (the “Bank”), without additional compensation. The Company has requested that brokerage houses and nominees forward these proxy materials to the beneficial owners of shares held of record by those persons and, upon request, the Company will reimburse them for their reasonable out-of-pocket expenses in doing so.

Voting Securities

Regardless of the number of shares of common stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to register their proxy by following the instructions on the enclosed proxy card. Stockholders may vote in person or by mail. Any stockholder may vote for, against, or abstain with respect to any matter to come before the Annual Meeting. If the proxy is properly completed and returned, and not revoked, it will be voted in accordance with the instructions given. If the proxy is returned with no instructions given, the proxy will be voted FOR all matters described in this Proxy. If instructions are given for some but not all proposals, those instructions will be followed and the proxy will be voted FOR the proposals on which no instructions are given.

The close of business on March 17, 2003 has been fixed by the Board of Directors as the record date (“Record Date”) for the determination of those stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 3,237,292 shares of common stock. Each share of common stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

The presence, in person or by proxy, of the holders of at least a majority of shares of the Company’s common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxyholders to represent those stockholders who cannot be present in person and who desire to be represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

Vote Required for Approval

In order to be elected, a nominee to the Board of Directors needs to receive a plurality of the votes cast in the election of the applicable class of directors for which he has been nominated. As a result, those persons nominated for election that receive the largest number of votes will be elected as directors. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

The proposal to ratify the appointment of the Company’s independent auditor by the Company’s Audit Committee for the year ending December 31, 2003 will be approved if the votes cast in favor of the action exceed the votes cast against the action.

Solicited proxies are to be returned to the Board of Directors to be tabulated by one or more inspectors of election designated by the Board of Directors. Abstentions are counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions are not counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes are not counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that any person or group who acquires the beneficial ownership of more than 5% of the common stock of the Company notify the Securities and Exchange Commission (the “SEC”) and the Company. The following table contains information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company’s common stock.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)

W. Groome Fulton, Jr. 1403 Heathcliff Drive High Point, NC 27262	213,513	(3)	6.5%

Lloyd M. Higgins, M.D. 2732 Bescher Chapel Road Denton, NC 27239	165,637	(4)	5.1%

Lenin J. Peters, M.D. 909 Forest Hill Drive High Point, NC 27262	352,253	(5)	10.8%

(1)	Voting and investment power is not shared unless otherwise indicated. Also, unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

(2)	Based upon a total of 3,237,292 shares of common stock outstanding at the Record Date, plus the number of shares that each individual has the right to purchase under the Company’s Stock Option Plan for Non-Employees/Directors.

(3)	Includes 30,504 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employees/Directors and 24,767 shares held by the Company’s 401(k) plan over which Mr. Fulton, as one of the plan trustees, shares voting and investment power.

(4)	Includes 28,324 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employees/Directors.

(5)	Includes 36,205 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employees/Directors.

Set forth below is certain information as of the Record Date, regarding beneficial ownership of the common stock by each of the members of the Board of Directors (including nominees for re-election at the Annual Meeting), each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)

Larry L. Callahan 2551 Renn Road Kernersville, NC 27284	8,294(3)	*

Richard D. Callicutt, II 4244 Rockbridge Road High Point, NC 27262	48,669(4)	1.5%

John J. Collett, Jr. 1205 E. Sunrise Street Thomasville, NC 27360	14,250(5)	*

Joseph M. Coltrane, Jr. 6001 Knightbridges Court Kernersville, NC 27284	14,467	*

W. Groome Fulton, Jr. 1403 Heathcliff Road High Point, NC 27262	213,513(7)	6.5%

Lloyd M. Higgins, M.D. 2732 Bescher Chapel Road Denton, NC 27239	165,637(8)	5.1%

Carl M. Hoffman, M.D. 1003 Country Club Drive High Point, NC 27262	3,000(9)	*

W. Swope Montgomery, Jr. 4831 Worchester Place Jamestown, NC 27282	114,211(10)	3.5%

Lenin J. Peters, M.D. 909 Forest Hill Drive High Point, NC 27262	352,253(11)	10.8%

Thomas R. Smith, CPA 309 Balsam Drive Lexington, NC 27292	49,609(12)	1.5%

Colon E. Starrett 717 Scottwood Drive Thomasville, NC 27360	13,464(13)	*

Robert A. Team, Jr. 102 Acacia Circle Lexington, NC 27292	11,766(14)	*

D. Vann Williford 4455 Fair Oaks Lane High Point, NC 27265	46,738(15)	1.4%

Richard F. Wood 701 Florham Drive High Point, NC 27262	21,952(16)	*

All directors and executive officers as a group (15 persons; 14 of whom are listed above)	1,077,343(17)	30.6%

*Owns less than 1% of the outstanding common stock

(1)	Voting and investment power is not shared unless otherwise indicated. Unless otherwise noted all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.

(2)	Based upon a total of 3,237,292 shares of the common stock outstanding at the Record Date, plus the number of shares that such individual has the right to purchase under the Company’s Stock Option Plan for Non-Employees/Directors and the Company’s Stock Option Plan for Key Employees.

(3)	Includes 1,000 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(4)	Includes 43,509 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Key Employees.

(5)	Includes 6,813 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(6)	Includes 1,000 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(7)	Includes 30,504 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors and 24,767 shares held by the Company’s 401(k) plan over which Mr. Fulton, as one of the plan trustees, shares voting and investment power.

(8)	Includes 28,324 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(9)	This represents 3,000 shares underlying options that have vested or are exercisable under the Stock Option Plan for Non-Employee/Directors. Dr. Hoffman resigned from the Board of Directors effective September 13, 2002 for professional reasons.

(10)	Includes 76,840 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Key Employees and 24,767 shares held by the Company’s 401(k) plan over which Mr. Montgomery, as one of the plan trustees, shares voting and investment power.

(11)	Includes 36,205 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(12)	Includes 5,609 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(13)	Includes 6,646 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(14)	Includes 2,000 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(15)	Includes 13,409 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(16)	Includes 11,031 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(17)	Includes 284,196 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors and Stock Option Plan for Key Employees and 24,767 shares held by the Company’s 401(k) plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of the forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during the fiscal year ended December 31, 2002, its executive officers and directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Bylaws of the Company provide that the number of directors of the Company will not be less than five nor more than thirty. The exact number of directors is to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at eleven members.

The Company’s Bylaws provide that, so long as the total number of directors is nine or more, the directors are to be divided into three classes, as nearly equal as possible in number. Each class of directors will be elected for terms of three years or until their earlier death, resignation, retirement, removal, or disqualification or until their successors are elected and qualify. In the event of any increase or decrease in the number of directors at a time that the directors are classified, the additional or eliminated directorships will be classified so that all classes of directors remain or become as nearly equal as possible in number.

The Board of Directors has nominated W. Swope Montgomery, Jr., Richard D. Callicutt II, and Robert A. Team, Jr. for election as directors to serve for a three year term until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualify. All nominees currently serve as directors of the Company.

The persons named in the accompanying form of proxy to serve as proxyholders for stockholders who cannot be present at the Annual Meeting in person intend to vote any shares of the common stock represented by valid proxies received by them to elect the three (3) nominees listed below as directors for the term expiring at the 2006 Annual Meeting of the stockholders, unless authority to vote is withheld or the proxies are revoked. In the event that any of the nominees become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead another person recommended by the Board of Directors or to reduce the number of directors to be elected at the Annual Meeting by the number of persons unable or unwilling to serve (subject to the requirements of the Company’s Articles of Incorporation and Bylaws). The present Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected to office. In order to be elected as a director, a nominee needs to receive a plurality of the votes cast.

The following table sets forth for each nominee, his name, age as of December 31, 2002, principal occupation during the last five years and the year he was first elected as a director of the Bank or the Company. As part of the Reorganization, all of the then-current directors of the Bank became directors of the Company.

NOMINEES FOR TERM ENDING AS OF 2006 ANNUAL MEETING

Name and Age	Position(s) Held	Principal Occupation During Last Five Years	Director of Bank Since	Director of Company Since
Richard D. Callicutt, II (44)	Executive Vice President	Executive Vice President, Bank of North Carolina	—	—

W. Swope Montgomery, Jr. (55)	Director, President and Chief Executive Officer	President and Chief Executive Officer, Bank of North Carolina	1991	2002

Robert A. Team, Jr. (48)	Director	President, Carolina Investment Properties, Inc.	2000	2002

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE LISTED NOMINEES FOR ELECTION AS DIRECTORS.

The following table sets forth as to each director continuing in office, his or her name, age as of December 31, 2002, principal occupation during the last five years, the term for which he or she is serving and the year he or she was first elected as a director of the Bank and the Company.

DIRECTORS CONTINUING IN OFFICE

Name and Age	Position(s) Held	Principal Occupation During Last Five Years	Director of Bank Since	Director of Company Since	Term Expires
Larry L. Callahan, (55)	Director	President and Owner, Callahan, Inc. since 1998; Owner, Triad Land Surveying since 2001; Partner, Calmit (real estate development); Owner, Larry L. Callahan Surveying Company, and Cad Drafters (land surveying and computer drafting) until 1998; all of Kernersville, NC	2002	2002	2005

Joseph M. Coltrane, Jr. (56)	Director	Attorney at Law, Kernersville, NC	2002	2002	2005

W. Groome Fulton, Jr. (64)	Chairman	President, Fulton Associates, Inc. Manufacturers’ Representatives	1991	2002	2005

Lenin J. Peters, M.D (51)	Director	President, Bethany Medical Center	1991	2002	2004

Thomas R. Smith, CPA (54)	Director	President, Thomas R. Smith & Associates, P.A.	1997	2002	2004

Colon E. Starrett (64)	Director	Manager, Rex Oil Company	1991	2002	2004

D. Vann Williford (55)	Director	President, Vesco Material Handling Equipment, Inc., d/b/a Atlantic Coast Toyotalift	1991	2002	2004

Richard F. Wood (58)	Director/ Secretary	Financial Advisor/Stock Broker, Wachovia Securities	1991	2002	2004

Meetings of the Board and Committees of the Board

The Board of Directors is scheduled to meet on a quarterly basis or as needed. During fiscal 2002, the Board of Directors held 9 meetings. All of the current members of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors, and committees of the Board on which they served during the year ended December 31, 2002.

The Board of Directors has appointed three standing committees to which certain responsibilities have been delegated—the Audit Committee, Compensation Committee, Executive Committee, and Nominating Committee. The Nominating Committee consists of Executive Committee members except for W. Swope Montgomery, Jr.

Prior to the formation of the Nominating Committee, the full Board of Directors acted as a nominating committee each year before the annual meeting of stockholders to nominate persons for election to the Board of Directors and met once last year for that purpose.

The Company’s Compensation Committee consists of W. Groome Fulton, Jr., Lloyd M. Higgins, M.D., Lenin J. Peters, M.D., Thomas R. Smith, CPA, and D. Vann Williford. The Board of Directors has determined that the directors are “independent” as defined in Rule 4200(a)(15) of the NASD’s listing standards. This Committee determines the compensation of the executive officers of the Company. The salaries of each of the executive officers is determined based upon the executive officer’s contributions to the Company’s overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day-to-day operations. The Board of Directors also compares the compensation of the Company’s executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Company’s market area. The Compensation Committee met one time during the period ended December 31, 2002.

The Company’s Executive Committee consists of W. Groome Fulton, Jr., Lloyd M. Higgins, M.D., W. Swope Montgomery, Jr., Lenin J. Peters, M.D., Thomas R. Smith, CPA, and D. Vann Williford. The Executive Committee makes recommendations to the full board of directors of the Company and acts on policies adopted by the Board of Directors of the Company in the absence of a meeting of the entire Board. This Committee generally meets 12 times a year, and during the fiscal year ended December 31, 2002, the Executive Committee met 13 times.

Report of Audit Committee

The Board of Directors of the Company has a standing Audit Committee. The Company’s Audit Committee consists of Lloyd M. Higgins, M.D., Richard F. Wood, Colon E. Starrett, Thomas R. Smith, CPA, and John J. Collett, Jr. The Board of Directors has determined that these directors are “independent” as defined in Rule 4200(a)(15) of the NASD’s listing standards and the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the SEC’s rules and regulations. The Audit Committee meets on an as needed basis (but no less than four times per year) and, among other responsibilities, (i) appoints, compensates and retains the Company’s independent auditor; (ii) oversees the independent auditing of the Company; (iii) arranges for periodic reports from the independent auditors and from management of the Company and the internal auditor of the Company; (iv) reviews corporate policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company’s policies regarding internal and external auditing and appoints, meets with and oversees the performance of the employees responsible for those activities; (vi) establishes and reviews annually procedures for the receipt, retention, and treatment of complaints regarding accounting, internal auditing controls and auditing matters; (viii) pre-approves all audit and non-audited related services provided by the independent auditor; and (ix) performs other duties as may be assigned to it by the Board of Directors. The Company has adopted a written charter for the Audit Committee which is reviewed annually, and amended as needed, by the Committee. The Audit Committee met 5 times during the fiscal year ended December 31, 2002.

The Audit Committee is in the process of amending its current Audit Committee Charter to comply with Sarbanes-Oxley and the SEC’s rules and regulations implementing Sarbanes-Oxley.

The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, and reviewed and discussed the audited financial statements of the Company, both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independent Discussions with Audit Committees,” and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. Based upon the Audit Committee’s review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. The Audit Committee also reappointed, subject to stockholder ratification, the independent auditors and the Board of Directors ratified the appointment.

Lloyd M. Higgins, M.D., Chairman

Richard F. Wood

Colon E. Starrett

Thomas R. Smith, CPA

John J. Collett, Jr.

The Board of Directors may appoint other committees to perform certain more limited functions from time to time.

Board of Directors of the Bank

The Bank currently has an eleven member board of directors which is currently comprised of all of the same persons who are currently directors of the Company.

The Bank’s board of directors has appointed several standing committees to which certain responsibilities have been delegated, including the Asset Liability Committee, Loan Committee and Personnel Committee.

Director’s Compensation

Director’s Fees. The members of the Company’s Board of Directors receive no fees or other compensation for their service to the Company. However, during the fiscal year ended December 31, 2002, the Bank’s policy of compensation for directors until December 1, 2002, provided for a fee of $300 for each meeting of the board of directors attended and $300 for each meeting of a standing committee. Effective December 1, 2002, the Bank changed its compensation policy to provide that the board members of the Bank’s board of directors, and the Company’s board of directors, if meeting at a different time than the Bank’s board, are entitled to receive $400 for each meeting attended and the Chairman of the Bank’s board is entitled to receive $700 for each meeting attended. In addition, the Bank’s and the Company’s committee chairman are entitled to receive $500 per committee meeting attended and the committee members are entitled to receive $400 per committee meeting attended. During 2002, directors’ fees totaled $91,200 in the aggregate. Except for Lloyd M. Higgins, M.D., who receives quarterly cash payments, these fees were not paid in cash to the directors, but were placed into a “Directors Deferred Compensation Plan” which was approved by the Board of Directors in January 1994. W. E. Stanley & Co., in Greensboro, North Carolina, administers this plan at no cost to the Company. Mr. Montgomery does not receive compensation for attendance at these meetings.

Director Stock Option Plan.    See “Executive Compensation—Stock Option Plans,” for a discussion of the directors’ benefits under the Stock Option Plan for Non-Employees/Directors.

Executive Officers

The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

Name	Age on December 31, 2002	Positions and Occupations During Last Five Years	Employed By the Bank Since	Employed By the Company Since
W. Swope Montgomery	55	President Chief Executive Officer and Chairman of the Board of Directors of the Company and the Bank	1991	2002
David Spencer	40	Chief Financial Officer of the Company and the Bank	1997	2002
Richard D. Callicutt, II	44	Executive Vice President of the Company and the Bank	1991	2002

David Spencer is employed by the Company and the Bank on a part-time basis. He is also employed by MidCarolina Financial Corporation and MidCarolina Bank on a part-time basis.

Management Remuneration

Summary Compensation Table. The following table shows for 2002, 2001, and 2000 the cash and certain other compensation paid to or received or deferred by those current executive officers of the Company and the Bank whose compensation exceeded $100,000 in any of those years.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)[1]	Bonus ($)[2]	Other Annual Compensation ($)[3]	Restricted Stock Award(s)	Securities Underlying Options (#)	Long-term Incentive Payouts ($)	All Other Compensation ($)[4]
Swope Montgomery, Jr. President and Chief Executive Officer	2002 2001 2000	165,000 150,000 140,000	109,00 66,000 45,000	— — —	— — —	10,000 — —	— — —	8,250 7,000 5,350
Richard D. Callicutt, II Executive Vice President	2002 2001 2000	117,700 107,000 100,000	78,000 45,000 32,000	— — —	— — —	8,500 — —	— — —	6,565 5,457 4,158

[1]	Includes salary received and amounts deferred during each year at the election of the executive officer pursuant to the Bank’s Section 401(k) Retirement Plan.

[2]	The Bank awards cash bonuses to its executive officers based on the Bank’s results of operations and their individual performance during the year. The amount of the bonus for each executive officer is determined solely by the independent members of the Company’s Board of Directors.

[3]	In addition to compensation listed in the table and the employee benefits (such as group life, hospitalization and disability insurance) pursuant to plans made available by the Bank generally to its employees, executive officers receive certain non-cash benefits. The aggregate value of such non-cash compensation received by executive officers of the Bank during 2002, 2001, and 2000 did not exceed 10% of the cash compensation paid to the named executive officers, individually or in the aggregate.

[4]	Consists of the Bank’s contributions on behalf of the executive officers to the Bank’s 401(k) Retirement Plan.

[5]	Options to purchase 10,000 shares and 8,500 shares were awarded to W. Swope Montgomery, Jr. and Richard D. Callicutt, II on June 1, 2002. Twenty percent of the options vested upon grant. The remaining options are to vest at 20% per year for the next four years.

Employment Agreements.

On January 1, 1999, the Bank entered into a four-year employment contract with its President and CEO, W. Swope Montgomery, Jr., that automatically renews on each anniversary date to a new four-year term. Under the terms of the contract, the Bank provides an automobile and club membership fees for Mr. Montgomery. The contract provides that Mr. Montgomery’s base annual salary will be adjusted annually based upon negotiations between Mr. Montgomery and the Board of Directors. Mr. Montgomery’s base annual salary for 2002 was fixed at $165,000. The contract also provides for discretionary bonuses, as determined by the Board of Directors. In the event of a change in control of the Company or the Bank, the contract provides that Mr. Montgomery has the right to work for the acquiring institution under his rolling four-year agreement. At anytime during the first two years of the employment contract after the change of control of the Company or the Bank, Mr. Montgomery may choose to terminate the contract and receive a severance payment equal to 2.9 times his average annual compensation over the previous five years.

On January 1, 1999, the Bank entered into a four-year employment contract with its Executive Vice President, Richard D. Callicutt, II, that automatically renews on each anniversary date to a new four-year term. Pursuant to the contract, the Bank provides an automobile allowance and club membership fees for Mr. Callicutt. The contract provides that Mr. Callicutt’s base annual salary will be adjusted annually based upon negotiations between Mr. Callicutt and the Board of Directors. Mr. Callicutt’s base annual salary for 2002 was fixed at $117,700. The contract also provides for discretionary bonuses, as determined by the Board of Directors. In the event of a change in control of the Company or the Bank, the employment contract provides that Mr. Callicutt has the right to work for the acquiring institution under his rolling four-year agreement. If at anytime during the first two years of the contract after the change of control of the Company or the Bank, Mr. Callicutt may choose to terminate the contract and receive a severance payment equal to 2.9 times of average annual compensation over the previous five years.

Stock Option Plans.

As part of the Bank’s initial offering in 1994, the Board of Directors and the stockholders approved a nonqualified stock option plan for certain initial incorporators and directors (the “Stock Option Plan for Non-Employees/Directors”) and a qualified incentive stock option plan for key employees of the Company (the “Key Employees Plan”). The Stock Option Plans for Non-Employees/Directors and the Key Employee Plans are referred to collectively as the “Plans”. As part of the Reorganization, the Company assumed the Bank’s obligations under the Plans.

The purpose of the Plans is to provide an incentive to attract and retain qualified personnel in key positions, to provide directors and key employees with a proprietary interest in the Company, and to reward directors and key employees for outstanding performance. Under the Plans, the option price per share cannot be less than the greater of $4.09 or the fair market value of a share at the time the option is granted. The period for exercising the option is no more than ten years from the date of grant. Options may be granted under the Plans which are either “incentive stock options” within the meaning of Section 422 of the Code, or “nonqualified stock options” in the discretion of the Personnel Committee of the Bank.

The following table provides certain information with respect to the grant of stock options to Mr. W. Swope Montgomery, Jr. and Mr. Richard D. Callicutt, II made during fiscal year ended December 31, 2002.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options Granted[1]	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price on Date of Grant ($/sh)[2]	Expiration Date
W. Swope Montgomery, Jr.	10,000	26.6%	$9.00	06/17/2012

Richard D. Callicutt, II	8,500	22.6%	$9.00	06/17/2012

[1]	Of the stock options granted to W. Swope Montgomery, Jr. and Richard D. Callicutt, III under the Key Employee Plan, 20% of the options vested immediately and an additional 20% will vest on the same day for the next four years.
[2]	Represents the fair market value of the Company’s common stock on the date of grant.

The following table provides information with respect to outstanding stock options held by W. Swope Montgomery, Jr. and Richard D. Callicutt, II during the fiscal year ended December 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End[1]		Value of Unexercised in-the-Money Options/SARs at Fiscal Year End[2]
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
W. Swope Montgomery, President and CEO	0	0	76,840	8,000	$530,536	$26,000

Richard D. Callicutt, II, Executive Vice President	0	0	43,509	6,800	$291,435	$22,100

[1]	Includes options to purchase 63,121 and 32,043 shares of common stock granted to Mr. Montgomery and Mr. Callicutt, respectively, pursuant to the Key Employee Option Plan on June 18, 1997. All of these options are now vested. Also includes options to purchase 11,719 and 9,766 shares of common stock granted to Mr. Montgomery and Mr. Callicutt, respectively, pursuant to the Key Employee Option Plan on September 15, 1998. All of these options are now vested. Includes options to purchase 10,000 and 8,500 shares of common stock granted to Mr. Montgomery and Mr. Callicutt, respectively, under the Key Employee Stock Option Plan on June 17, 2003. Twenty percent of the options vested immediately, with an additional 20% to vest over the next four years.
[2]	The exercise price of the stock options granted on June 17, 2002 is $9.00. The price paid for the common stock in the last trade known to management to have occurred prior to December 31, 2002 was $12.25, which trade occurred on December 18, 2002.

Other Benefits.

The Bank maintains a Profit Sharing Plan and Trust with a qualified cash or deferred feature (the “Retirement Plan”) under Section 401(k) of the Code of 1986, as amended (the “Code”). All full-time employees as of the beginning of the plan year are eligible to participate in the Retirement Plan. A participating employee may contribute, through payroll deduction, from 1% to 15% of his/her salary on a tax deferred basis subject to the requirements of Section 401(k) of the Code. The Bank has agreed to contribute to the Retirement Plan an amount equal to 100% of such payroll deductions, but no more than 5% of total compensation. The Company can, in its discretion, make additional contributions to the Plan. Any contributions by the Bank will be fully vested in the participant if he/she has six years of service with the Company and will be reduced by 20% for each lesser number of years.

Indebtedness of and Transactions with Management

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Dixon Odom PLLC (“Dixon Odom”) has been appointed by the Audit Committee of the Board of Directors as the Company’s independent auditor for the year ending December 31, 2003. This appointment is being submitted to the Company’s stockholders for ratification. Representatives of Dixon Odom are expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees and related expenses billed or expected to be billed by Dixon Odom for professional services rendered for the audit of the Company’s financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-QSB for the fiscal year ended December 31, 2002 are $42,000.

Financial Information Systems Design and Implementation Fees

Dixon Odom rendered no professional services for information technology services relating to financial information systems design and implementation during the year ended December 31, 2002.

All Other Fees

The aggregate fees billed by Dixon Odom for professional services rendered to the Company and the Bank other than the services described above under “Audit Fees” and “Financial Information Systems Design and Implementation Fees” during the year ended December 31, 2002, including fees for tax assistance, services related to the acquisition of Independence Bank, certain filings and other non-audit services pursuant to the provisions of the Securities Exchange Act of 19933 and the Exchange Act were $48,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF DIXON ODOM AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

It is presently anticipated that the 2004 Annual Meeting of Stockholders of the Company will be held in May 2004.

In order for shareholder proposals to be included in the Company’s proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the its principal executive office no later than December 26, 2003, and meet all other applicable requirements for inclusion in the proxy statement.

In the alternative, if a shareholder follows the SEC’s proxy solicitation rules, the shareholder may commence his own proxy solicitation subject to the SEC’s rules on proxy solicitation and may present a proposal from the floor at the 2004 Annual Meeting of Shareholders of the Company. In order to do so, the shareholder must notify the Secretary of the Company in writing, at its principal executive office no later than March 10, 2003, of his proposal. If the shareholder does not notify the Secretary of the Company by March 10, 2003, the Company may vote proxies under the discretionary authority granted by the proxies solicited by the Board of Directors for such Annual Meeting.

No stockholder proposals were received by the Bank or the Company in 2002. The Company’s Bylaws provide that, in order to be eligible for consideration at a meeting of stockholders, all nominations of directors, other than those made by the Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which the nominations will be made. However, if less than 60 days notice of the meeting is given to stockholders, the nominations must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

OTHER MATTERS

Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters properly come before the Annual Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

MISCELLANEOUS

The Company’s Annual Report, including the Form 10-KSB which will be filed by the Company with the SEC, to Stockholders for the year ended December 31, 2002, which includes financial statements audited and reported upon by the Company’s independent auditor, is being mailed along with this Proxy Statement; however, except as specifically stated herein, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

By Order of the Board of Directors

W. Swope Montgomery, Jr.

President and Chief Executive Officer

Thomasville, North Carolina

April 18, 2003

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE            BNC BANCORP

   ANNUAL MEETING OF STOCKHOLDERS
           MAY 20, 2003                                                                                     With-   For All
                                                                                                     For    hold    Except
  The undersigned stockholder of BNC Bancorp,             1.  Election of three persons to serve    [   ]   [   ]   [     ]
a North Carolina corporation, hereby                          as Directors for three year terms
constitutes  and appoints W. Groome Fulton, Jr.,              or until their respective successors
Thomas R. Smith, CPA, and W. Swope Montgomery, Jr.,           are duly elected and qualify:
or any of them, attorneys and proxies with full
power of substitution to act and vote for and on
behalf of the undersigned at the Annual Meeting               Richard D. Callicutt, II
of Stockholders of BNC Bancorp to be held at the              W. Swope Montgomery, Jr.
Kermit Cloniger Operations Center, 833 Julian
Avenue, Thomasville, North Carolina, on May 20, 2003,     INSTRUCTION: To withhold authority to vote for any individual nominee,
at 5:30 p.m., local time, and at any adjournment          mark "For All Except" and write that nominee's name in the space
or postponement thereof, as follows:                      provided below.

                                                          ----------------------------------------------------------------------

                                                                                                     For    Against  Abstain
                                                          2.  Ratification of the appointment of    [   ]   [     ]  [     ]
                                                              Dixon Odom PLLC by BNC Bancorp's
                                                              Audit Committee as independent
                                                              certified public accountants for BNC
                                                              Bancorp for its fiscal year ending December 31, 2003.

                                                              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                                                              LISTED PROPOSALS.

                                                            If a proxy is returned and no instructions are given, the proxy will be voted FOR each of the proposals. If instructions are given with respect to one but not all proposals, (I) such instructions as are given will be followed and, (II) the proxy will be voted FOR any proposal for which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual
                                                          Meeting is presented at the Annual Meeting, this proxy shall be voted in accordance with the proxy committee's best judgment.

                                     -----------------------
  Please be sure to sign and date     Date                 |
    this Proxy in the box below.                           |
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|                                                          |
|                                                          |
|                                                          |
|                                                          |
|--Stockholder sign above----Co-holder (if any) sign above--

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                           Detach above card, sign, date and mail in postage paid envelope provided.

                                                         BNC BANCORP

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|        The above signed acknowledges receipt from the Bank, prior to the election of this Proxy, of a Notice of Annual Meeting  |
|    and a Proxy Statement dated April 18, 2003.                                                                                  |
|                                                                                                                                 |
|        Please sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, |
|    please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.           |
|                                                                                                                                 |
|                                                       PLEASE ACT PROMPTLY                                                       |
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

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